Exhibit 99.1


                                                        Citizens Communications
                                                        3 High Ridge Park
                                                        Stamford, CT 06905
                                                        203.614.5600
                                                        Web site: www.czn.net

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FOR IMMEDIATE RELEASE

Contact:
Brigid M. Smith
203.614.5042
bsmith@czn.com


            CITIZENS COMMUNICATIONS TO ACQUIRE GLOBAL VALLEY NETWORKS
                        AND GVN SERVICES FOR $62 MILLION

STAMFORD, CONN, July 5, 2007 - Citizens Communications Company (NYSE: CZN) announced today that it has entered into an agreement with Country Road
Communications LLC ("Country Road") to acquire Global Valley Networks Inc. ("GVN") and GVN Services ("GVS") through the purchase from Country Road of 100% of the outstanding common stock of Evans Telephone Holdings, Inc., the parent company of GVN and GVS. The purchase price is $62 million in cash, subject to adjustment. Citizens intends to finance the acquisition with cash on hand.

"This acquisition of approximately 15,000 access lines in California is a great fit with our West Region properties," said Maggie Wilderotter, Chairman and CEO of Citizens. "Global Valley has properties in fast-growth rural areas that meet all of our acquisition criteria."

The  closing  is  subject  to   satisfaction  of  certain  usual  and  customary
conditions, including Hart-Scott-Rodino antitrust clearance and necessary approvals from the Federal Communications Commission and the California Public Utilities Commission. The transaction is expected to close within six to nine months.

About Citizens Communications Company
Citizens Communications Company (NYSE: CZN) is a full-service communications provider and one of the largest local exchange telephone companies in the country. Under the Frontier brand name, the company offers telephone, television and Internet services, as well as bundled offerings, ESPN360 streaming video, residential security solutions and specialized bundles for small businesses and home offices.

About Global Valley Networks and GVN Services
Global Valley Networks, Inc. and GVN Services, based in Patterson, California, are dedicated to providing reliable, innovative telephone and Internet services to the communities of Patterson, Livingston, Guinda, San Antonio, Diablo Valley, Westley, Cressey, Grayson and Capay Valley, California.

                                     -More-

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Forward-Looking Statements
This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: our ability to successfully integrate the operations of Commonwealth Telephone Enterprises, Inc. and to realize the synergies from the Commonwealth acquisition; changes in the number of our revenue generating units; greater than anticipated competition from wireless or wireline carriers; the effects of ongoing changes in the regulation of the communications industry; our ability to successfully introduce new product offerings, including bundled service packages; our ability to sell enhanced services; our ability to comply with federal and state regulations; our ability to effectively manage our operations, costs and capital spending; our ability to successfully renegotiate expiring union contracts; overall changes in the telecommunications market and general and local economic and employment conditions. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q and the foregoing information should be read in conjunction with these filings. We do not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.


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